SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                   FORM 8-K/A
                                 CURRENT REPORT
                              (Amendment Number 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of report (Date of earliest event reported) June 2, 1999 (March 19, 1999)


                           K-V PHARMACEUTICAL COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-9601                                       43-0618919
(Commission File Number)                    (I.R.S. Employer Identification No.)

2503 South Hanley Road, St. Louis, Missouri             63144
(Address of Principal Executive Offices)              (Zip Code)

                                 (314) 645-6600
              (Registrant's Telephone Number, Including Area Code)

                              ---------------------

         K-V Pharmaceutical Company ("Registrant") hereby files Amendment Number 1 to its Report on Form 8-K filed on April 5, 1999.

Item 7.  Financial Statements and Exhibits.

  (a)    Financial Statements - See Index to Financial Statements

  (b)    Pro  Forma  Financial  Information  -  See  Index  to  Financial
         Statements

  (c)    Exhibits - The following exhibits are filed with this report:

     Exhibit No.              Document
     -----------              --------

      2.1* Asset Purchase Agreement by and between K-V Pharmaceutical Company and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, dated as of February 11, 1999.
               Pursuant to Item 601(b)(2) of Regulation S-K, the Exhibits referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted Exhibit to the Commission upon request.

      2.2*     First Amendment to Asset Purchase  Agreement dated March
               19, 1999.

      23.1     Consent of Arthur Andersen LLP

      99.1* Press Release issued by K-V Pharmaceutical Company dated March 22, 1999.

-----------------------

*Filed as an Exhibit to K-V Pharmaceutical Company's Form 8-K, dated March 19, 1999, which Form 8-K is amended hereby.

                          INDEX TO FINANCIAL STATEMENTS


MICRO-K(R) PRODUCT LINE (acquired from American Home Products Corporation's Wyeth-Ayerst Laboratories Division)

Report of Independent Public Accountants

Statements of Net Assets Acquired (Note 1) As of December 31, 1998 and 1997

Statements of Net Revenues In Excess of Direct Expenses (Note 1) For the Years Ended December 31, 1998 and 1997

Notes to Statements


UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



K-V Pharmaceutical Company Unaudited Pro Forma Combined Condensed Statement of Income for the year ended March 31, 1999, including notes thereto.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To KV Pharmaceutical Company:

We have audited the accompanying statements of net assets acquired of American Home Products Corporation's Wyeth-Ayerst Laboratories Division - Micro-K(R) product Line (Micro K) as of December 31, 1998 and 1997, and the related statements of net revenues in excess of direct expenses for the years ended December 31, 1998 and 1997. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

These statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of KV Pharmaceutical Company, as described in Note 1, and are not intended to be a complete presentation of Micro-K's assets and liabilities and revenues and expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets acquired as of December 31, 1998 and 1997, and net revenues in excess of direct expenses of the Micro-K(R) Product Line for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.



                                             ARTHUR ANDERSEN LLP



Roseland, New Jersey
May 27, 1999

                             MICRO-K(R) PRODUCT LINE


                   STATEMENTS OF NET ASSETS ACQUIRED (NOTE 1)

                        AS OF DECEMBER 31, 1998 AND 1997

                         (in thousands of U.S. dollars)



                                            1998                    1997
                                      ------------------     -------------------

FINISHED GOODS INVENTORIES                   $2,639                 $3,204

                                      ------------------     -------------------
         Net assets acquired                 $2,639                 $3,204
                                      ==================     ===================


        The accompanying notes are an integral part of these statements.

                             MICRO-K(R) PRODUCT LINE


        STATEMENTS OF NET REVENUES IN EXCESS OF DIRECT EXPENSES (NOTE 1)

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                         (in thousands of U.S. dollars)



                                                   1998             1997
                                             --------------     --------------

NET REVENUES                                     $18,512          $25,836

DIRECT COSTS AND EXPENSES:
   Cost of sales                                   9,666           10,583
   Direct marketing expenses                         126              128
   Direct selling expenses                            88               86
                                             --------------     --------------
    Net revenues in excess of direct
       expenses                                 $  8,632          $15,039
                                             ==============     ==============


        The accompanying notes are an integral part of these statements.

                             MICRO-K(R) PRODUCT LINE

                               NOTES TO STATEMENTS


(1)    BASIS OF PRESENTATION AND SUMMARY
       OF SIGNIFICANT ACCOUNTING POLICIES:

         The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of KV Pharmaceutical Company (the Company), and are not intended to be a complete presentation of the American Home Products Corporation's Wyeth-Ayerst Laboratories Division-Micro-K(R) Product Line (Micro-K) assets and liabilities and revenues and expenses. Wyeth-Ayerst
Laboratories Division does not prepare financial statements of Micro-K which would be intended to report a complete presentation of financial position, results of operations and cash flows in accordance with generally accepted accounting principles. Accordingly, the accompanying statements do not purpose to present the full financial position or results of operations of Micro-K that would have resulted if Wyeth-Ayerst Laboratories Division had operated its Micro-K product line as an independent company. Pursuant to the Asset Purchase Agreement between American Home Products Corporation (the Parent), acting through its Wyeth-Ayerst Laboratories Division (the Division) and KV Pharmaceutical Company, certain assets were acquired on March 19, 1999, by KV Pharmaceutical Company for $36,000,000 plus approximately $2,720,000 for finished goods inventories, as defined in the Asset Purchase Agreement. All other assets and liabilities of Micro-K have been excluded in accordance with the Asset Purchase Agreement.

         The statements of net assets acquired have been derived from the financial statements of the Division.

         The statements of net revenues in excess of direct expenses exclude charges which are allocated to Micro-K by the Division or the Parent. These allocations include, among other things, support services such as research and development, legal, finance, treasury, tax, pension and group insurance, insurance, environmental safety, public relations, audit and executive management advisory functions, as well as quality control, warehousing and administrative costs. Interest income or expense attributable to borrowings required to finance Micro-K's operations have also been excluded.

         Finished Goods Inventories:

         Finished goods inventories of Micro-K products are stated at cost on the first-in, first-out method.

         Net Revenues and Direct Expenses:

         Net revenues, cost of sales, marketing and selling direct expenses are based on the actual amounts incurred by the Division associated with Micro-K.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Micro-K operations and its success is subject to varying degrees of risks and uncertainties including, among others, its ability to secure a qualified third party supply of bulk products subsequent to the expiration of the Bulk Supply Agreement (see Note 2).

(2)    COMMITMENTS AND CONTINGENCIES:

         As described in the Asset Purchase Agreement, American Home Products Corporation and its subsidiaries and divisions will be required to supply bulk products to the buyer for a limited period of time after the closing in accordance with the Bulk Supply Agreement entered into concurrently with the Asset Purchase Agreement.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME


         The following unaudited pro forma combined condensed statement of income of KV Pharmaceutical Company (the "Company") gives effect to the acquisition of the Micro-K product line for $36,140,000 applying the purchase method of accounting as if the acquisition had occurred on April 1, 1998, the beginning of the earliest period presented.

         For pro forma purposes, the Company's consolidated condensed statement of income for the fiscal year ended March 31, 1999, has been combined with the audited statement of net revenues in excess of direct expenses of the Micro-K product line for the year ended December 31, 1998.

         The statement of income for the year ended March 31, 1999 includes the operations of the Micro-K product line from the date of acquisition, March 19, 1999. The Company included in the results of operations for the year ended March 31, 1999, Micro-K product line sales of $1,759,000 and net income before income taxes of $1,187,000.

         The following unaudited pro forma combined condensed statement of income is based on the historical financial data, and on assumptions and adjustments described in the notes thereto. All such assumptions and adjustments are inherently subject to significant uncertainty and contingencies. It can be expected that some or all of the assumptions on which the following unaudited pro forma combined condensed statement of income is based will prove to be inaccurate. In addition, the Company intends to pursue a strategy designed to increase sales of the Micro-K product line through promotion to physicians. In connection with the implementation of such strategy, the Company expects to incur additional selling and administrative costs, which cannot be included as "pro forma" adjustments under Regulation S-X of the Securities Act because the amount of these costs are not reliably determinable. As a result, the unaudited pro forma combined condensed statement of income does not purport to represent what the Company's results of operations would have been if the acquisition of the Micro-K product line had occurred on April 1, 1998, and is not intended to project the Company's results of operations for any future period.

         The unaudited pro forma information should be read in conjunction with the Company's consolidated financial statements and the related notes appearing in the Company's Annual Report on Form 10-K.


                                             KV Pharmaceutical Company
                             Unaudited Pro Forma Combined Condensed Statement of Income
                                  (dollars in thousands except per share amounts)

                                            KV              Micro-K           Pro forma
                                       12 Mos ended      12 Mos ended        Adjustments       Reference        Pro forma
                                         3/31/99           12/31/98           (Note 1)         (Note 1)          Combined
                                       ------------      ------------        -----------       ---------        ---------

Net revenues                            $  114,860         $  18,512            $     -                         $ 133,372

Costs and Expenses
   Manufacturing costs                      61,415             9,666                  -                            71,081
   Research and development                  6,884                 -                  -                             6,884
   Selling and administrative               22,201               214                  -                            22,415
   Amortization                                243                 -              1,725              (A)            1,968
                                         ---------          --------            -------                          --------
      Total costs and expenses              90,743             9,880              1,725                           102,348
                                         ---------          --------            -------                          --------
Operating income                            24,117             8,632             (1,725)                           31,024

Other income, net (expense)
   Interest and other income, net           14,014                 -                  -                            14,014
   Interest expense                           (498)                -             (1,678)             (B)           (2,176)
                                          --------          --------            -------                          --------
      Total other income (expense)          13,516                 -             (1,678)                           11,838
                                          --------          --------            -------                          --------
Income before taxes                         37,633             8,632             (3,403)                           42,862
Provision for income taxes                  14,293                 -              1,978              (C)           16,271
                                          --------          --------            -------                          --------
Net income                                $ 23,340          $  8,632           $ (5,381)                         $ 26,591
                                          --------          ========            =======                          --------

Dividend on preferred stock                 (  422)                                                                 ( 422)

Net Income available to
  common shareholders                     $ 22,918                                                               $ 26,169
                                          ========                                                               ========
Net income per share
   -basic                                 $   1.26                                                               $   1.44
   -diluted                               $   1.17                                                               $   1.33
Weighted Average Shares
  Outstanding
   -basic                                   18,201                                                                18,201
   -diluted                                 19,972                                                                19,972



The accompanying Note to the Unaudited Pro Forma Combined Condensed Statement of Income is an integral part of this Statement.

NOTE TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

Note 1

Adjustments included in the pro forma combined condensed statement of income for the year ended March 31, 1999 are summarized as follows (in thousands):

(A) Amortization of the $36 million acquired intangible asset over 20 years of $1,800 less one-half month's ($75) amortization ($36 million divided by 20 years multiplied by eleven and one-half months) included in the Company's Statement of Income for the year ended March 31, 1999.

(B) Interest expense of $1,735 less interest incurred from the acquisition date to March 31, 1999 based on $25 million of borrowings incurred against the Company's credit facility to finance the purchase of the Micro-K product line. Interest was computed assuming the $25 million principal balance was outstanding for the entire year at an interest rate of 6.94% based on the prevailing rate at the Company's March 31, 1999 year end.

(C) Income tax expense is provided at the Company's effective tax rate of 37.98%, computed based upon results at March 31, 1999.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 2, 1999

                                 K-V PHARMACEUTICAL COMPANY



                                 By:  /s/ Gerald R. Mitchell
                                     ------------------------------------------
                                     Gerald R. Mitchell, Vice President Finance
                                     (chief financial and accounting officer)

                                  EXHIBIT INDEX

   Exhibit No.             Document

      2.1* Asset Purchase Agreement by and between K-V Pharmaceutical Company and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories division, dated as of February 11, 1999. Pursuant to Item 601(b)(2) of Regulation S-K, the Exhibits referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted Exhibit to the Commission upon request.

      2.2*         First Amendment to Asset Purchase Agreement dated
                   March 19, 1999.

      23.1         Consent of Arthur Andersen LLP

      99.1* Press Release issued by K-V Pharmaceutical Company dated March 22, 1999.

-----------------------

*Filed as an Exhibit to K-V Pharmaceutical Company's Form 8-K, dated March 19, 1999, which Form 8-K is amended hereby.